CERTIFICATION
OF PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Transcendent, Inc. (the "Company") on Form 10-QSB for the quarters ended March 31, 2003 and June 30, 2003 as filed with the Securities and Exchange Commission on August 15, 2003 "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 15, 2003

/s/ Richard Plotnikoff
Richard Plotnikoff
Principal Executive Officer and
Principal Financial Officer